Assets and liabilities held for sale (Tables)	12 Months Ended
Dec. 31, 2019
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Summary of major classes of assets and liabilities classified as held for sale
At 31 December 2018, assets and liabilities held for sale included Rio Tinto’s interest in the Rössing Uranium mine (US$106 million) and the ISAL Smelter, the Aluchemie anode plant and the Alufluor aluminium fluoride plant (“the ISAL assets”) (US$334 million).
During 2019, following the withdrawal in 2018 of the offer by Hydro to acquire the ISAL assets, these assets no longer met the accounting criteria to be classified as assets held for sale and were transferred back to the relevant balance sheet accounts.
On 16 July 2019, we announced the completion of the sale of our entire 68.62% stake in Rössing Uranium to China National Uranium Corporation Limited (see note 37).
The major classes of assets and liabilities of those entities classified as held for sale at 31 December 2018, were:

2018 US$m
Assets
Intangible assets	4
Property, plant and equipment	238
Investments in equity accounted units	5
Inventories	186
Deferred tax assets	66
Trade and other receivables	58
Other financial assets (including loans to equity accounted units)	60
Cash and cash equivalents	117
Assets of disposal groups held for sale	734

Liabilities
Trade and other payables	(134)
Provisions including post-retirement benefits	(160)
Liabilities of disposal groups held for sale	(294)
Net assets associated with disposal groups	440